Exhibit 10.45.4

THIRD AMENDMENT
TO THE
COCA-COLA REFRESHMENTS USA, INC. SUPPLEMENTAL MATCHED
EMPLOYEE SAVINGS AND INVESTMENT PLAN
(formerly the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings Plan)

WHEREAS, Coca-Cola Refreshments USA, Inc. (the successor to Coca-Cola Enterprises Inc., referred to herein as the "Company") established the Coca-Cola Refreshments USA, Inc. Supplemental Matched Employee Savings and Investment Plan (formerly, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan) (hereafter the "Plan") for the exclusive benefit of eligible employees of the Company and its affiliates that have adopted the Plan;

WHEREAS, Article VIII of the Plan reserves the right of the Company to amend the Plan at any time through action of The Coca-Cola Company Benefits Committee; and

WHEREAS, the Company desires to amend the Plan to re-open the stock fund consisting of common stock of The Coca-Cola Company as a benchmark investment option under the Plan effective April 1, 2011.

NOW, THEREFORE, the Plan is hereby amended as follows, effective as of February 15, 2011 except as specified below:

1.	Effective April 1, 2011, Section 4.1 (c), Gains and Losses, will be amended by changing each reference to the "Company" in such section to "The Coca-Cola Company."

2.	Effective February 15. 2011, Section 4.I(d), Rule 16-b Limitations, will be amended by changing each reference to the "Company" in such section to "The Coca-Cola Company."

3.	Effective April 1, 2011, Section 4.1 (e), Stock Fund Restrictions and Transactions, will be amended by adding the following sentence to the end thereof:

"Effective April 1, 2011, the benchmark investment option related to stock of The Coca-Cola Company will again become an available investment alternative under the Plan and will be available in the same manner as any other benchmark investment options permitted by the Benefits Committee, subject to the provisions of Sections 4.1 (c) and 4.1 (d) hereof."

IN WITNESS WHEREOF, the Benefits Committee has caused this amendment to be executed by its duly authorized member, as of this 15 day of February, 2011.

THE COCA-COLA COMPANY
BENEFITS COMMITTEE

By:     /s/ Sue Fleming
Name

Chairperson
Title

2